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                                                             EXHIBIT 99.906 CERT

N-CSR EXHIBIT FOR ITEM 11(c): SECTION 906 CERTIFICATIONS

Certification Under Section 906 of the Sarbanes-Oxley Act of 2002

Verne Sedlacek, President and Chief Executive Officer and Peter Kirby, Treasurer, of the Commonfund Institutional Funds (the "Registrant"), each certify that:

1. The Registrant's periodic report on Form N-CSR for the period ended April 30, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   July 6, 2004       /S/ Verne Sedlacek
       ---------------   -------------------------------------------------------
                           Verne Sedlacek, President and Chief Executive Officer
                           [Signature]


Date:  July 6, 2004        /S/ Peter Kirby
      --------------     -------------------------------------------------------
                           Peter Kirby, Treasurer
                           [Signature]


This certification is being furnished to the Securities and Exchange Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.